UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2015

SPATIALIZER AUDIO LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, First Floor
Old Greenwich, Connecticut 06870
 (Address of principal executive offices)

Registrant's telephone number, including area code:
(203) 489-9500

 (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 17, 2015, Spatializer Audio Laboratories, Inc.  (hereinafter the "Company") issued a Promissory Note (the "Note") in the principal amount of $50,000 to Lone Star Value Investors, LP. Under the terms of the Note, interest on the outstanding principal amount accrues at a rate of 10% per annum, and all amounts outstanding under this Note are due and payable on or before April 30, 2020. The Company intends to use the proceeds for legal and operating expenses.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIZER AUDIO LABORATORIES, INC. (Registrant)

April 20, 2015	/s/ Kyle Hartley
Kyle Hartley
President and Chief Executive Officer